Exhibit 99.3 Financial Supplement Fourth Quarter and Full Year 2020 1Exhibit 99.3 Financial Supplement Fourth Quarter and Full Year 2020 1

Table of Contents Page Consolidated Financial Highlights 3 Consolidated Statements of Operations (unaudited) 5 Consolidated Balance Sheets (unaudited) 6 Loans and Deposits 7 Average Balance Sheets 8 Average Annualized Yields and Rates 9 Segment Financial Highlights 10 Credit-Related Information: Nonaccrual loans and leases 14 Loans and Leases 90 Days or More Past Due and Accruing 15 Charge-offs, Recoveries, and Related Ratios 16 Summary of Changes in the Components of the Allowance for Credit Losses 18 Capital and Ratios 19 Non-GAAP Financial Measures and Reconciliations 20 The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation.  It speaks only as of the particular date or dates included in the accompanying pages.  The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided.  Any forward-looking statements in this Financial Supplement are subject to the forward- looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings. 2Table of Contents Page Consolidated Financial Highlights 3 Consolidated Statements of Operations (unaudited) 5 Consolidated Balance Sheets (unaudited) 6 Loans and Deposits 7 Average Balance Sheets 8 Average Annualized Yields and Rates 9 Segment Financial Highlights 10 Credit-Related Information: Nonaccrual loans and leases 14 Loans and Leases 90 Days or More Past Due and Accruing 15 Charge-offs, Recoveries, and Related Ratios 16 Summary of Changes in the Components of the Allowance for Credit Losses 18 Capital and Ratios 19 Non-GAAP Financial Measures and Reconciliations 20 The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward- looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings. 2

CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FULL YEAR			
						4Q20 Change						2020 Change	
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20		4Q19		2020	2019	2019	
						$/bps	%	$/bps	%			$/bps	%
SELECTED OPERATING DATA													
Total revenue	$1,707	$1,791	$1,750	$1,657	$1,637	($84)	(5%)	$70	4%	$6,905	$6,491	$414	6%
Noninterest expense	1,012	988	979	1,012	986	24	2	26	3	3,991	3,847	144	4
Profit before provision for credit losses	695	803	771	645	651	(108)	(13)	44	7	2,914	2,644	270	10
Provision for credit losses	124	428	464	600	110	(304)	(71)	14	13	1,616	393	1,223	NM
NET INCOME	456	314	253	34	450	142	45	6	1	1,057	1,791	(734)	(41)
Net income, Underlying[1]	480	338	263	59	454	142	42	26	6	1,140	1,808	(668)	(37)
Net income available to common stockholders	424	289	225	12	427	135	47	(3)	(1)	950	1,718	(768)	(45)
Net income available to common stockholders, Underlying[1]	448	313	235	37	431	135	43	17	4	1,033	1,735	(702)	(40)
PER COMMON SHARE DATA													
Basic earnings	$0.99	$0.68	$0.53	$0.03	$0.98	$0.31	46%	$0.01	1%	$2.22	$3.82	($1.60)	(42%)
Diluted earnings	0.99	0.68	0.53	0.03	0.98	0.31	46	0.01	1	2.22	3.81	(1.59)	(42)
Basic earnings, Underlying[1]	1.05	0.73	0.55	0.09	0.99	0.32	44	0.06	6	2.42	3.86	(1.44)	(37)
Diluted earnings, Underlying[1]	1.04	0.73	0.55	0.09	0.99	0.31	42	0.05	5	2.41	3.84	(1.43)	(37)
Cash dividends declared and paid per common share	0.39	0.39	0.39	0.39	0.36	—	—	0.03	8	1.56	1.36	0.20	15
Book value per common share	48.47	48.01	47.92	47.78	47.63	0.46	1	0.84	2	48.47	47.63	0.84	2
Tangible book value per common share	32.72	32.24	32.13	31.97	32.08	0.48	1	0.64	2	32.72	32.08	0.64	2
Dividend payout ratio	39 %	58 %	74 %	1,398 %	37 %	(1,829) bps		265 bps		70 %	36%	3,453 bps	
Dividend payout ratio, Underlying[1]	37	53	71	451	36	(1,608) bps		82 bps		65	35	2,930 bps	
COMMON SHARES OUTSTANDING													
Average: Basic	427,074,822	426,846,096	426,613,053	427,718,421	434,684,606	228,726	—%	(7,609,784)	(2%)	427,062,537	449,731,453	(22,668,916)	(5%)
Diluted	428,881,252	427,992,349	427,566,920	429,388,855	436,500,829	888,903	—	(7,619,577)	(2)	428,157,780	451,213,701	(23,055,921)	(5)
Common shares at period-end	427,209,831	427,073,084	426,824,594	426,586,533	433,121,083	136,747	—	(5,911,252)	(1)	427,209,831	433,121,083	(5,911,252)	(1)

[1] These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

3

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and headcount data) QUARTERLY TRENDS FULL YEAR 4Q20 Change 2020 Change 4Q20 3Q20 2Q20 1Q20 4Q19 3Q20 4Q19 2020 2019 2019 $/bps % $/bps % $/bps % FINANCIAL RATIOS Net interest margin 2.75% 2.82% 2.87% 3.09% 3.04% (7) bps (29) bps 2.88% 3.14% (26) bps 1 Net interest margin, FTE 2.75 2.83 2.88 3.10 3.06 (8) bps (31) bps 2.89 3.16 (27) bps Return on average common equity 8.20 5.60 4.44 0.24 8.30 260 bps (10) bps 4.65 8.45 (380) bps 2 Return on average common equity, Underlying 8.66 6.05 4.63 0.74 8.36 261 bps 30 bps 5.05 8.53 (348) bps Return on average tangible common equity 12.20 8.33 6.62 0.36 12.39 387 bps (19) bps 6.93 12.64 (571) bps Return on average tangible common equity, 2 Underlying 12.89 9.00 6.90 1.10 12.49 389 bps 40 bps 7.53 12.76 (523) bps Return on average total assets 1.00 0.70 0.57 0.08 1.08 30 bps (8) bps 0.60 1.10 (50) bps 2 Return on average total assets, Underlying 1.05 0.76 0.59 0.14 1.09 29 bps (4) bps 0.65 1.11 (46) bps Return on average total tangible assets 1.04 0.73 0.59 0.09 1.13 31 bps (9) bps 0.62 1.15 (53) bps 2 Return on average total tangible assets, Underlying 1.10 0.79 0.61 0.15 1.14 31 bps (4) bps 0.67 1.16 (49) bps Effective income tax rate 20.16 16.10 17.69 24.13 16.76 406 bps 340 bps 18.54 20.43 (189) bps 2 Effective income tax rate, Underlying 21.70 16.79 19.36 24.52 21.52 491 bps 18 bps 19.92 22.03 (211) bps Efficiency ratio 59.28 55.18 55.91 61.10 60.28 410 bps (100) bps 57.80 59.28 (148) bps 2 Efficiency ratio, Underlying 56.83 53.44 54.85 59.08 58.02 339 bps (119) bps 55.99 58.23 (224) bps Noninterest income as a % of total revenue 34% 37% 34% 30% 30% (300) bps 400 bps 34% 29% 500 bps CAPITAL RATIOS - PERIOD-END (PRELIMINARY) CET1 capital ratio 10.0% 9.8% 9.6% 9.4% 10.0 % Tier 1 capital ratio 11.3 11.2 10.9 10.5 11.1 Total capital ratio 13.4 13.3 13.1 12.5 13.0 Tier 1 leverage ratio 9.4 9.5 9.3 9.6 10.0 Tangible common equity ratio 7.9 8.0 7.9 8.0 8.7 SELECTED BALANCE SHEET DATA Loans-to-deposits ratio (period-end balances) 83.64% 86.81% 87.53% 95.54% 95.03% (317) bps (1,139) bps 83.64% 95.03% (1,139) bps Loans-to-deposits ratio (average balances) 84.99 88.36 90.93 95.60 94.63 (337) bps (964) bps 89.77 95.62 (585) bps Full-time equivalent colleagues 17,584 17,930 18,312 17,863 17,997 (346) (2) (413) (2) 17,584 17,997 (413) (2) 1 Net interest income and net interest margin is presented on a fully taxable-equivalent ( FTE ) basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented. 2 These are non-GAAP financial measures. For further information on these measures, refer to Non-GAAP Financial Measures and Reconciliations. 4CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and headcount data) QUARTERLY TRENDS FULL YEAR 4Q20 Change 2020 Change 4Q20 3Q20 2Q20 1Q20 4Q19 3Q20 4Q19 2020 2019 2019 $/bps % $/bps % $/bps % FINANCIAL RATIOS Net interest margin 2.75% 2.82% 2.87% 3.09% 3.04% (7) bps (29) bps 2.88% 3.14% (26) bps 1 Net interest margin, FTE 2.75 2.83 2.88 3.10 3.06 (8) bps (31) bps 2.89 3.16 (27) bps Return on average common equity 8.20 5.60 4.44 0.24 8.30 260 bps (10) bps 4.65 8.45 (380) bps 2 Return on average common equity, Underlying 8.66 6.05 4.63 0.74 8.36 261 bps 30 bps 5.05 8.53 (348) bps Return on average tangible common equity 12.20 8.33 6.62 0.36 12.39 387 bps (19) bps 6.93 12.64 (571) bps Return on average tangible common equity, 2 Underlying 12.89 9.00 6.90 1.10 12.49 389 bps 40 bps 7.53 12.76 (523) bps Return on average total assets 1.00 0.70 0.57 0.08 1.08 30 bps (8) bps 0.60 1.10 (50) bps 2 Return on average total assets, Underlying 1.05 0.76 0.59 0.14 1.09 29 bps (4) bps 0.65 1.11 (46) bps Return on average total tangible assets 1.04 0.73 0.59 0.09 1.13 31 bps (9) bps 0.62 1.15 (53) bps 2 Return on average total tangible assets, Underlying 1.10 0.79 0.61 0.15 1.14 31 bps (4) bps 0.67 1.16 (49) bps Effective income tax rate 20.16 16.10 17.69 24.13 16.76 406 bps 340 bps 18.54 20.43 (189) bps 2 Effective income tax rate, Underlying 21.70 16.79 19.36 24.52 21.52 491 bps 18 bps 19.92 22.03 (211) bps Efficiency ratio 59.28 55.18 55.91 61.10 60.28 410 bps (100) bps 57.80 59.28 (148) bps 2 Efficiency ratio, Underlying 56.83 53.44 54.85 59.08 58.02 339 bps (119) bps 55.99 58.23 (224) bps Noninterest income as a % of total revenue 34% 37% 34% 30% 30% (300) bps 400 bps 34% 29% 500 bps CAPITAL RATIOS - PERIOD-END (PRELIMINARY) CET1 capital ratio 10.0% 9.8% 9.6% 9.4% 10.0 % Tier 1 capital ratio 11.3 11.2 10.9 10.5 11.1 Total capital ratio 13.4 13.3 13.1 12.5 13.0 Tier 1 leverage ratio 9.4 9.5 9.3 9.6 10.0 Tangible common equity ratio 7.9 8.0 7.9 8.0 8.7 SELECTED BALANCE SHEET DATA Loans-to-deposits ratio (period-end balances) 83.64% 86.81% 87.53% 95.54% 95.03% (317) bps (1,139) bps 83.64% 95.03% (1,139) bps Loans-to-deposits ratio (average balances) 84.99 88.36 90.93 95.60 94.63 (337) bps (964) bps 89.77 95.62 (585) bps Full-time equivalent colleagues 17,584 17,930 18,312 17,863 17,997 (346) (2) (413) (2) 17,584 17,997 (413) (2) 1 Net interest income and net interest margin is presented on a fully taxable-equivalent ( FTE ) basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented. 2 These are non-GAAP financial measures. For further information on these measures, refer to Non-GAAP Financial Measures and Reconciliations. 4

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in millions)

	QUARTERLY TRENDS									FULL YEAR			
						4Q20 Change						2020 Change	
						3Q20		4Q19				2019	
	4Q20	3Q20	2Q20	1Q20	4Q19	$	%	$	%	2020	2019	$	%
INTEREST INCOME													
Interest and fees on loans and leases	$1,105	$1,120	$1,192	$1,302	$1,312	($15)	(1%)	($207)	(16%)	$4,719	$5,441	($722)	(13%)
Interest and fees on loans held for sale	19	21	20	15	18	(2)	(10)	1	6	75	63	12	19
Interest and fees on other loans held for sale	1	16	7	9	5	(15)	(94)	(4)	(80)	33	13	20	154
Investment securities	121	121	130	147	159	—	—	(38)	(24)	519	642	(123)	(19)
Interest-bearing deposits in banks	3	2	1	5	7	1	50	(4)	(57)	11	30	(19)	(63)
Total interest income	**1,249**	**1,280**	**1,350**	**1,478**	**1,501**	(31)	(2)	(252)	(17)	**5,357**	**6,189**	(832)	(13)
INTEREST EXPENSE													
Deposits	69	89	124	227	263	(20)	(22)	(194)	(74)	509	1,155	(646)	(56)
Short-term borrowed funds	1	—	—	1	2	1	100	(1)	(50)	2	10	(8)	(80)
Long-term borrowed funds	50	54	66	90	93	(4)	(7)	(43)	(46)	260	410	(150)	(37)
Total interest expense	**120**	**143**	**190**	**318**	**358**	(23)	(16)	(238)	(66)	**771**	**1,575**	(804)	(51)
Net interest income	**1,129**	**1,137**	**1,160**	**1,160**	**1,143**	(8)	(1)	(14)	(1)	**4,586**	**4,614**	(28)	(1)
NONINTEREST INCOME													
Mortgage banking fees	193	287	276	159	80	(94)	(33)	113	141	915	302	613	203
Service charges and fees	104	97	84	118	128	7	7	(24)	(19)	403	505	(102)	(20)
Capital markets fees	88	58	61	43	66	30	52	22	33	250	216	34	16
Card fees	56	57	48	56	64	(1)	(2)	(8)	(13)	217	254	(37)	(15)
Trust and investment services fees	52	53	45	53	52	(1)	(2)	—	—	203	202	1	—
Letter of credit and loan fees	38	37	31	34	35	1	3	3	9	140	135	5	4
Foreign exchange and interest rate products	35	27	34	24	49	8	30	(14)	(29)	120	155	(35)	(23)
Securities gains, net	—	1	3	—	4	(1)	(100)	(4)	(100)	4	19	(15)	(79)
Other income	12	37	8	10	16	(25)	(68)	(4)	(25)	67	89	(22)	(25)
Total noninterest income	**578**	**654**	**590**	**497**	**494**	(76)	(12)	84	17	**2,319**	**1,877**	442	24
TOTAL REVENUE	**1,707**	**1,791**	**1,750**	**1,657**	**1,637**	(84)	(5)	70	4	**6,905**	**6,491**	414	6
Provision for credit losses	124	428	464	600	110	(304)	(71)	14	13	1,616	393	1,223	NM
NONINTEREST EXPENSE													
Salaries and employee benefits	537	524	513	549	502	13	2	35	7	2,123	2,026	97	5
Equipment and software expense	141	149	142	133	133	(8)	(5)	8	6	565	514	51	10
Outside services	148	139	131	135	142	9	6	6	4	553	498	55	11
Occupancy	84	81	82	84	88	3	4	(4)	(5)	331	333	(2)	(1)
Other operating expense	102	95	111	111	121	7	7	(19)	(16)	419	476	(57)	(12)
Total noninterest expense	**1,012**	**988**	**979**	**1,012**	**986**	24	2	26	3	**3,991**	**3,847**	144	4
Income before income tax expense	**571**	**375**	**307**	**45**	**541**	196	52	30	6	**1,298**	**2,251**	(953)	(42)
Income tax expense	115	61	54	11	91	54	89	24	26	241	460	(219)	(48)
Net income	**$456**	**$314**	**$253**	**$34**	**$450**	$142	45%	$6	1%	**$1,057**	**$1,791**	($734)	(41%)
Net income, Underlying[1]	**$480**	**$338**	**$263**	**$59**	**$454**	$142	42%	$26	6%	**$1,140**	**$1,808**	($668)	(37%)
Net income available to common stockholders	**$424**	**$289**	**$225**	**$12**	**$427**	$135	47%	($3)	(1%)	**$950**	**$1,718**	($768)	(45%)
Net income available to common stockholders, Underlying[1]	**$448**	**$313**	**$235**	**$37**	**$431**	$135	43%	$17	4%	**$1,033**	**$1,735**	($702)	(40%)

[1] These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

5

CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

PERIOD-END BALANCES

	AS OF					DECEMBER 31, 2020 CHANGE			
	Dec 31, 2020	Sept 30, 2020	June 30, 2020	Mar 31, 2020	Dec 31, 2019	September 30, 2020		December 31, 2019	
						$	%	$	%
ASSETS									
Cash and due from banks	$1,037	$904	$1,088	$1,155	$1,175	$133	15%	($138)	(12%)
Interest-bearing cash and due from banks	11,696	8,312	6,358	2,903	2,211	3,384	41	9,485	NM
Interest-bearing deposits in banks	306	328	475	280	297	(22)	(7)	9	3
Debt securities available for sale, at fair value	22,942	22,884	22,144	22,307	20,613	58	—	2,329	11
Debt securities held to maturity	3,235	2,578	2,856	3,071	3,202	657	25	33	1
Loans held for sale, at fair value	3,564	3,587	3,631	2,911	1,946	(23)	(1)	1,618	83
Other loans held for sale	439	127	1,362	350	1,384	312	246	(945)	(68)
Loans and leases	123,090	124,071	125,713	127,528	119,088	(981)	(1)	4,002	3
Less: Allowance for loan and lease losses	(2,443)	(2,542)	(2,448)	(2,171)	(1,252)	99	(4)	(1,191)	95
Net loans and leases	120,647	121,529	123,265	125,357	117,836	(882)	(1)	2,811	2
Derivative assets	1,915	2,030	2,069	1,968	807	(115)	(6)	1,108	137
Premises and equipment	759	747	751	746	761	12	2	(2)	—
Bank-owned life insurance	1,756	1,751	1,739	1,736	1,725	5	—	31	2
Goodwill	7,050	7,050	7,050	7,050	7,044	—	—	6	—
Other assets[1]	8,003	7,401	7,086	6,885	6,732	602	8	1,271	19
TOTAL ASSETS	$183,349	$179,228	$179,874	$176,719	$165,733	$4,121	2%	$17,616	11%
LIABILITIES AND STOCKHOLDERS' EQUITY									
LIABILITIES									
Deposits:									
Noninterest-bearing	$43,831	$41,249	$40,545	$32,398	$29,233	$2,582	6%	$14,598	50%
Interest-bearing	103,333	101,672	103,073	101,077	96,080	1,661	2	7,253	8
Total deposits	147,164	142,921	143,618	133,475	125,313	4,243	3	21,851	17
Short-term borrowed funds	243	252	255	1,059	274	(9)	(4)	(31)	(11)
Derivative liabilities	128	100	198	234	120	28	28	8	7
Deferred taxes, net	629	638	709	782	866	(9)	(1)	(237)	(27)
Long-term borrowed funds:									
FHLB advances	19	19	6	8,007	5,008	—	—	(4,989)	(100)
Senior debt	6,740	7,504	7,519	6,775	7,382	(764)	(10)	(642)	(9)
Subordinated debt and other debt	1,587	1,586	1,677	1,655	1,657	1	—	(70)	(4)
Total long-term borrowed funds	8,346	9,109	9,202	16,437	14,047	(763)	(8)	(5,701)	(41)
Other liabilities[2]	4,166	3,739	3,474	2,782	2,912	427	11	1,254	43
TOTAL LIABILITIES	160,676	156,759	157,456	154,769	143,532	3,917	2	17,144	12
STOCKHOLDERS' EQUITY									
Preferred stock:									
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	1,965	1,965	1,965	1,570	1,570	—	—	395	25
Common stock:									
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,940	18,922	18,908	18,901	18,891	18	—	49	—
Retained earnings	6,445	6,189	6,068	6,011	6,498	256	4	(53)	(1)
Treasury stock, at cost	(4,623)	(4,623)	(4,623)	(4,623)	(4,353)	—	—	(270)	(6)
Accumulated other comprehensive (loss) income	(60)	10	94	85	(411)	(70)	NM	351	85
TOTAL STOCKHOLDERS' EQUITY	22,673	22,469	22,418	21,950	22,201	204	1	472	2
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$183,349	$179,228	$179,874	$176,719	$165,733	$4,121	2%	$17,616	11%
Memo: Total tangible common equity	$13,979	$13,771	$13,716	$13,639	$13,893	$208	2%	$86	1%

[1] In the fourth quarter of 2020, we reclassified due from broker as well as equity securities, at fair value and at cost, to other assets. Prior periods have been adjusted to conform with the current period presentation.

[2] In the fourth quarter of 2020, we reclassified due to broker to other liabilities. Prior periods have been adjusted to conform with the current period presentation.

6

LOANS AND DEPOSITS
(in millions)

PERIOD-END BALANCES	AS OF					DECEMBER 31, 2020 CHANGE			
	Dec 31, 2020	Sept 30, 2020	June 30, 2020	Mar 31, 2020	Dec 31, 2019	Sept 30, 2020		December 31, 2019	
						$	%	$	%
LOANS AND LEASES									
Commercial and industrial[1]	$44,173	$45,185	$48,017	$49,092	$41,479	($1,012)	(2%)	$2,694	6%
Commercial real estate	14,652	14,889	14,485	14,502	13,522	(237)	(2)	1,130	8
Leases	1,968	2,288	2,428	2,438	2,537	(320)	(14)	(569)	(22)
Total commercial	60,793	62,362	64,930	66,032	57,538	(1,569)	(3)	3,255	6
Residential mortgages	19,539	19,633	19,245	18,721	19,083	(94)	—	456	2
Home equity	12,149	12,322	12,541	12,992	13,154	(173)	(1)	(1,005)	(8)
Automobile	12,153	12,035	12,028	12,157	12,120	118	1	33	—
Education	12,308	11,631	10,591	10,887	10,347	677	6	1,961	19
Other retail	6,148	6,088	6,378	6,739	6,846	60	1	(698)	(10)
Total retail	62,297	61,709	60,783	61,496	61,550	588	1	747	1
Total loans and leases	$123,090	$124,071	$125,713	$127,528	$119,088	($981)	(1%)	$4,002	3%
Loans held for sale, at fair value	3,564	3,587	3,631	2,911	1,946	(23)	(1)	1,618	83
Other loans held for sale	439	127	1,362	350	1,384	312	246	(945)	(68)
Loans and leases and loans held for sale	$127,093	$127,785	$130,706	$130,789	$122,418	($692)	(1%)	$4,675	4%
DEPOSITS									
Demand	$43,831	$41,249	$40,545	$32,398	$29,233	$2,582	6%	$14,598	50%
Checking with interest	27,204	27,141	27,200	25,358	24,840	63	—	2,364	10
Regular savings	18,044	17,237	16,665	14,702	13,779	807	5	4,265	31
Money market accounts	48,569	46,400	44,965	42,972	38,725	2,169	5	9,844	25
Term deposits	9,516	10,894	14,243	18,045	18,736	(1,378)	(13)	(9,220)	(49)
Total deposits	$147,164	$142,921	$143,618	$133,475	$125,313	$4,243	3%	$21,851	17%

[1] The commercial loan class has been renamed commercial and industrial, and the commercial loans and leases loan segment has been renamed commercial.

7

AVERAGE BALANCE SHEETS
(in millions)

	QUARTERLY TRENDS									FULL YEAR			
						4Q20 Change						2020 Change	
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20		4Q19		2020	2019	2019	
						$	%	$	%			$	%
ASSETS													
Interest-bearing cash and due from banks and deposits in banks	$11,303	$6,250	$5,231	$1,859	$1,970	$5,053	81%	$9,333	NM	$6,175	$1,544	$4,631	NM
Taxable investment securities	25,471	24,654	25,180	25,339	25,305	817	3	166	1	25,160	25,425	(265)	(1)
Non-taxable investment securities	3	4	4	4	5	(1)	(25)	(2)	(40)	4	5	(1)	(20)
Total investment securities	25,474	24,658	25,184	25,343	25,310	816	3	164	1	25,164	25,430	(266)	(1)
Investment securities and interest-bearing deposits	36,777	30,908	30,415	27,202	27,280	5,869	19	9,497	35	31,339	26,974	4,365	16
Commercial and industrial	44,594	46,844	50,443	43,152	42,012	(2,250)	(5)	2,582	6	46,255	41,702	4,553	11
Commercial real estate	14,745	14,644	14,540	13,876	13,103	101	1	1,642	13	14,452	13,160	1,292	10
Leases	2,176	2,373	2,426	2,482	2,546	(197)	(8)	(370)	(15)	2,365	2,694	(329)	(12)
Total commercial	61,515	63,861	67,409	59,510	57,661	(2,346)	(4)	3,854	7	63,072	57,556	5,516	10
Residential mortgages	19,543	19,427	18,872	18,866	19,495	116	1	48	—	19,178	19,308	(130)	(1)
Home equity	12,239	12,416	12,736	13,042	13,265	(177)	(1)	(1,026)	(8)	12,607	13,645	(1,038)	(8)
Automobile	12,066	12,019	11,998	12,173	12,099	47	—	(33)	—	12,064	12,047	17	—
Education	11,931	10,929	11,183	10,610	9,888	1,002	9	2,043	21	11,165	9,415	1,750	19
Other retail	6,167	6,260	6,557	6,854	6,497	(93)	(1)	(330)	(5)	6,458	5,929	529	9
Total retail	61,946	61,051	61,346	61,545	61,244	895	1	702	1	61,472	60,344	1,128	2
Total loans and leases	123,461	124,912	128,755	121,055	118,905	(1,451)	(1)	4,556	4	124,544	117,900	6,644	6
Loans held for sale, at fair value	3,185	3,295	2,710	1,890	2,209	(110)	(3)	976	44	2,772	1,689	1,083	64
Other loans held for sale	110	1,061	510	799	517	(951)	(90)	(407)	(79)	620	251	369	147
Total interest-earning assets	163,533	160,176	162,390	150,946	148,911	3,357	2	14,622	10	159,275	146,814	12,461	8
Allowance for loan and lease losses	(2,541)	(2,444)	(2,172)	(1,708)	(1,260)	(97)	(4)	(1,281)	(102)	(2,218)	(1,244)	(974)	(78)
Goodwill	7,050	7,050	7,050	7,046	7,044	—	—	6	—	7,049	7,036	13	—
Other noninterest-earning assets	13,019	12,893	12,525	10,893	9,951	126	1	3,068	31	12,336	9,570	2,766	29
TOTAL ASSETS	$181,061	$177,675	$179,793	$167,177	$164,646	$3,386	2%	$16,415	10%	$176,442	$162,176	$14,266	9%
LIABILITIES AND STOCKHOLDERS' EQUITY													
LIABILITIES													
Checking with interest	$26,432	$26,638	$26,312	$24,612	$23,545	($206)	(1%)	$2,887	12%	$26,002	$23,470	$2,532	11%
Money market accounts	48,667	45,187	45,187	39,839	38,809	3,480	8	9,858	25	44,732	36,613	8,119	22
Regular savings	17,566	16,902	15,883	14,201	13,582	664	4	3,984	29	16,144	13,247	2,897	22
Term deposits	10,191	12,032	16,470	18,616	19,788	(1,841)	(15)	(9,597)	(48)	14,309	21,035	(6,726)	(32)
Total interest-bearing deposits	102,856	100,759	103,852	97,268	95,724	2,097	2	7,132	7	101,187	94,365	6,822	7
Short-term borrowed funds	232	240	222	644	504	(8)	(3)	(272)	(54)	334	665	(331)	(50)
FHLB advances	19	6	2,595	5,138	3,259	13	217	(3,240)	(99)	1,929	3,637	(1,708)	(47)
Senior debt	6,845	7,515	7,499	7,263	7,914	(670)	(9)	(1,069)	(14)	7,280	7,722	(442)	(6)
Subordinated debt and other debt	1,586	1,675	1,661	1,656	1,657	(89)	(5)	(71)	(4)	1,644	1,655	(11)	(1)
Total long-term borrowed funds	8,450	9,196	11,755	14,057	12,830	(746)	(8)	(4,380)	(34)	10,853	13,014	(2,161)	(17)
Total borrowed funds	8,682	9,436	11,977	14,701	13,334	(754)	(8)	(4,652)	(35)	11,187	13,679	(2,492)	(18)
Total interest-bearing liabilities	111,538	110,195	115,829	111,969	109,058	1,343	1	2,480	2	112,374	108,044	4,330	4
Total demand deposits	42,411	40,608	37,745	29,362	29,928	1,803	4	12,483	42	37,553	28,936	8,617	30
Other liabilities	4,600	4,374	4,086	4,053	3,819	226	5	781	20	4,280	3,683	597	16
TOTAL LIABILITIES	158,549	155,177	157,660	145,384	142,805	3,372	2	15,744	11	154,207	140,663	13,544	10
STOCKHOLDERS' EQUITY	22,512	22,498	22,133	21,793	21,841	14	—	671	3	22,235	21,513	722	3
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$181,061	$177,675	$179,793	$167,177	$164,646	$3,386	2%	$16,415	10%	$176,442	$162,176	$14,266	9%
Memo: Total loans and leases, including loans held for sale	$126,756	$129,268	$131,975	$123,744	$121,631	($2,512)	(2%)	$5,125	4%	$127,936	$119,840	$8,096	7%
Total deposits (interest-bearing and demand)	$145,267	$141,367	$141,597	$126,630	$125,652	$3,900	3%	$19,615	16%	$138,740	$123,301	$15,439	13%
Total average tangible common equity	$13,814	$13,797	$13,706	$13,484	$13,660	$17	—%	$154	1%	$13,701	$13,589	$112	1%

8

AVERAGE ANNUALIZED YIELDS AND RATES
(in millions, except rates)

	QUARTERLY TRENDS										FULL YEAR			
	4Q20		3Q20		2Q20		1Q20		4Q19		2020		2019	
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS														
Interest-bearing cash and due from banks and deposits in banks	0.10%	$3	0.10%	$2	0.09%	$1	1.12%	$5	1.49%	$7	0.18%	$11	1.94%	$30
Taxable investment securities	1.89	121	1.95	121	2.15	130	2.32	147	2.47	159	2.06	519	2.51	642
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—
Total investment securities	1.89	121	1.95	121	2.15	130	2.32	147	2.47	159	2.06	519	2.51	642
Investment securities and interest-bearing deposits		124		123		131		152		166		530		672
Commercial and industrial	3.25	370	3.20	383	3.23	412	3.82	417	3.95	424	3.36	1,582	4.25	1,797
Commercial real estate	2.58	97	2.57	96	2.87	106	3.96	139	4.26	142	2.98	438	4.71	628
Leases	2.58	14	2.65	16	2.75	16	2.83	18	2.77	18	2.71	64	2.84	77
Total commercial	3.07	481	3.03	495	3.14	534	3.81	574	3.97	584	3.25	2,084	4.29	2,502
Residential mortgages	3.08	151	3.15	153	3.19	150	3.47	164	3.40	165	3.22	618	3.56	687
Home equity	3.18	98	3.21	100	3.50	111	4.69	152	4.73	159	3.66	461	5.13	700
Automobile	4.26	129	4.23	128	4.33	129	4.34	131	4.32	132	4.29	517	4.20	506
Education	4.55	136	4.74	130	5.21	145	5.64	149	5.76	143	5.02	560	5.89	555
Other retail	7.10	110	7.22	114	7.52	123	7.77	132	7.83	129	7.41	479	8.27	491
Total retail	4.01	624	4.08	625	4.31	658	4.75	728	4.72	728	4.29	2,635	4.87	2,939
Total loans and leases	3.54	1,105	3.54	1,120	3.69	1,192	4.29	1,302	4.36	1,312	3.76	4,719	4.59	5,441
Loans held for sale, at fair value	2.41	19	2.60	21	2.85	20	3.28	15	3.38	18	2.72	75	3.74	63
Other loans held for sale	3.14	1	6.02	16	4.66	7	4.31	9	3.89	5	5.22	33	5.10	13
Total interest-earning assets	3.02	1,249	3.15	1,280	3.33	1,350	3.91	1,478	3.98	1,501	3.35	5,357	4.19	6,189
INTEREST-BEARING LIABILITIES														
Checking with interest	0.11	8	0.13	8	0.17	11	0.60	37	0.71	42	0.24	64	0.87	203
Money market accounts	0.22	27	0.28	33	0.35	39	0.94	93	1.12	110	0.43	192	1.23	450
Regular savings	0.15	7	0.24	10	0.39	15	0.51	18	0.52	17	0.31	50	0.57	75
Term deposits	1.09	27	1.25	38	1.44	59	1.70	79	1.88	94	1.42	203	2.03	427
Total interest-bearing deposits	0.27	69	0.35	89	0.48	124	0.94	227	1.09	263	0.50	509	1.22	1,155
Short-term borrowed funds	0.44	1	0.13	—	0.29	—	0.76	1	1.07	2	0.52	2	1.47	10
FHLB advances	0.93	—	1.42	—	0.86	6	1.87	24	1.98	16	1.53	30	2.39	88
Senior debt	1.93	33	1.84	35	2.25	42	2.69	49	3.02	60	2.18	159	3.29	254
Subordinated debt and other debt	4.35	17	4.67	19	4.22	18	4.13	17	4.20	17	4.34	71	4.12	68
Total long-term borrowed funds	2.38	50	2.35	54	2.22	66	2.56	90	2.91	93	2.39	260	3.14	410
Total borrowed funds	2.33	51	2.30	54	2.18	66	2.48	91	2.84	95	2.33	262	3.06	420
Total interest-bearing liabilities	0.43	120	0.52	143	0.66	190	1.14	318	1.30	358	0.69	771	1.46	1,575
INTEREST RATE SPREAD	2.60		2.63		2.67		2.77		2.68		2.66		2.73	
NET INTEREST MARGIN AND NET INTEREST INCOME	**2.75 %**	$1,129	**2.82 %**	$1,137	**2.87 %**	$1,160	**3.09 %**	$1,160	**3.04 %**	$1,143	**2.88 %**	$4,586	**3.14 %**	$4,614
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]	**2.75 %**	$1,132	**2.83 %**	$1,140	**2.88 %**	$1,163	**3.10 %**	$1,164	**3.06 %**	$1,147	**2.89 %**	$4,599	**3.16 %**	$4,635
Memo: Total deposit costs	0.19 %	$69	0.25 %	$89	0.35 %	$124	0.72 %	$227	0.83 %	$263	0.37 %	$509	0.94 %	$1,155

[1] Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

9

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(in millions, except ratio data)

CONSUMER BANKING	QUARTERLY TRENDS									FULL YEAR			
						4Q20 Change						2020 Change	
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20		4Q19		2020	2019	2019	
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$859	$845	$814	$793	$796	$14	2%	$63	8%	$3,311	$3,182	$129	4%
Noninterest income	375	495	428	357	296	(120)	(24)	79	27	1,655	1,156	499	43
Total revenue	1,234	1,340	1,242	1,150	1,092	(106)	(8)	142	13	4,966	4,338	628	14
Noninterest expense	749	742	735	738	718	7	1	31	4	2,964	2,851	113	4
Profit before provision for credit losses	485	598	507	412	374	(113)	(19)	111	30	2,002	1,487	515	35
Provision for credit losses	56	55	80	97	97	1	2	(41)	(42)	288	325	(37)	(11)
Income before income tax expense	429	543	427	315	277	(114)	(21)	152	55	1,714	1,162	552	48
Income tax expense	107	136	107	79	68	(29)	(21)	39	57	429	287	142	49
Net income	$322	$407	$320	$236	$209	($85)	(21%)	$113	54%	$1,285	$875	$410	47%
AVERAGE BALANCES													
Total assets	$74,392	$73,605	$71,634	$68,415	$68,069	$787	1%	$6,323	9%	$72,022	$66,240	$5,782	9%
Total loans and leases[1]	69,650	69,719	68,205	65,343	65,157	(69)	—	4,493	7	68,237	63,396	4,841	8
Deposits	95,007	94,212	91,648	85,228	85,477	795	1	9,530	11	91,541	84,835	6,706	8
Interest-earning assets	70,529	69,925	68,256	65,393	65,208	604	1	5,321	8	68,535	63,449	5,086	8
KEY METRICS													
Net interest margin	4.85 %	4.81 %	4.80 %	4.88 %	4.85 %	4 bps		— bps		4.83 %	5.02 %	(19) bps	
Efficiency ratio	60.75	55.35	59.19	64.16	65.74	540 bps		(499) bps		59.69	65.72	(603) bps	
Loans-to-deposits ratio (period-end balances)	69.38	70.61	69.17	72.94	74.15	(123) bps		(477) bps		69.38	74.15	(477) bps	
Loans-to-deposits ratio (average balances)	70.12	69.88	71.59	74.07	73.37	24 bps		(325) bps		71.34	72.81	(147) bps	
Return on average total tangible assets	1.72	2.21	1.80	1.39	1.22	(49) bps		50 bps		1.79	1.32	47 bps	

[1] Includes loans held for sale.

10

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS									FULL YEAR			
						4Q20 Change						2020 Change	
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20		4Q19		2020	2019	2019	
						$/bps	%	$/bps	%			$/bps	%
MORTGAGE BANKING FEES													
Production revenue	$194	$275	$271	$136	$61	($81)	(29%)	$133	218%	$876	$221	$655	NM
Mortgage servicing revenue	3	2	9	17	16	1	50	(13)	(81)	31	51	(20)	(39)
MSR valuation changes, net of hedge impact	(3)	10	(4)	6	4	(13)	NM	(7)	NM	9	31	(22)	(71)
Total mortgage banking fees	$194	$287	$276	$159	$81	($93)	(32%)	$113	140%	$916	$303	$613	202%
Gain on sale of secondary originations	2.09 %	3.04 %	3.09 %	2.36 %	0.98 %	(95) bps		111 bps		2.67 %	1.18 %	149 bps	
RESIDENTIAL REAL ESTATE ORIGINATIONS													
Retail	$4,096	$4,300	$3,882	$2,523	$3,196	($204)	(5%)	$900	28%	$14,801	$9,395	$5,406	58%
Third Party	6,762	6,811	7,388	4,813	5,750	(49)	(1)	1,012	18	25,774	17,011	8,763	52
Total	$10,858	$11,111	$11,270	$7,336	$8,946	($253)	(2%)	$1,912	21%	$40,575	$26,406	$14,169	54%
Originated for sale	85 %	82 %	81 %	83 %	80 %	300 bps		500 bps		83 %	80 %	300 bps	
Originated for investment	15	18	19	17	20	(300) bps		(500) bps		17	20	(300) bps	
Total	100 %	100 %	100 %	100 %	100 %					100 %	100 %		
MORTGAGE SERVICING INFORMATION (UPB)													
Loans serviced for others	$81,240	$80,700	$79,942	$79,157	$77,526	$540	1%	$3,714	5%	$81,240	$77,526	$3,714	5%
Owned loans serviced	22,582	22,193	21,642	21,057	20,831	389	2	1,751	8	22,582	20,831	1,751	8
Total	$103,822	$102,893	$101,584	$100,214	$98,357	$929	1%	$5,465	6%	$103,822	$98,357	$5,465	6%
MSR CARRYING VALUE[1]													
MSR at fair value	$658	$606	$568	$577	$642	$52	9%	$16	2%	$658	$642	$16	2%
MSR at lower of cost or market	—	—	—	—	182	—	—	(182)	(100)	—	182	(182)	(100)
Total	$658	$606	$568	$577	$824	$52	9%	($166)	(20%)	$658	$824	($166)	(20%)

[1]Beginning in the first quarter of 2020, mortgage servicing rights previously accounted for at lower of cost or market are now accounted for at fair value.

11

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS									FULL YEAR			
COMMERCIAL BANKING						4Q20 Change						2020 Change	
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20		4Q19		2020	2019	2019	
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$438	$421	$419	$365	$363	$17	4%	$75	21%	$1,643	$1,466	$177	12%
Noninterest income	182	144	144	125	175	38	26	7	4	595	607	(12)	(2)
Total revenue	620	565	563	490	538	55	10	82	15	2,238	2,073	165	8
Noninterest expense	216	210	213	221	219	6	3	(3)	(1)	860	858	2	—
Profit before provision for credit losses	404	355	350	269	319	49	14	85	27	1,378	1,215	163	13
Provision for credit losses	124	161	70	43	24	(37)	(23)	100	NM	398	97	301	NM
Income before income tax expense	280	194	280	226	295	86	44	(15)	(5)	980	1,118	(138)	(12)
Income tax expense	59	41	59	47	64	18	44	(5)	(8)	206	248	(42)	(17)
Net income	$221	$153	$221	$179	$231	$68	44%	($10)	(4%)	$774	$870	($96)	(11%)
AVERAGE BALANCES													
Total assets	$58,212	$60,889	$65,280	$59,005	$56,407	($2,677)	(4%)	$1,805	3%	$60,839	$55,947	$4,892	9%
Total loans and leases[1]	55,407	57,796	62,011	56,555	54,523	(2,389)	(4)	884	2	57,935	54,355	3,580	7
Deposits	44,920	41,393	41,750	33,545	32,715	3,527	9	12,205	37	40,417	31,085	9,332	30
Interest-earning assets	55,752	58,177	62,422	57,016	54,905	(2,425)	(4)	847	2	58,334	54,666	3,668	7
KEY METRICS													
Net interest margin	3.12 %	2.88 %	2.70 %	2.57 %	2.62 %	24 bps		50 bps		2.82 %	2.68 %	14 bps	
Efficiency ratio	34.94	37.03	37.93	45.06	40.60	(209) bps		(566) bps		38.43	41.38	(295) bps	
Loans-to-deposits ratio (period-end balances)	121.09	129.43	140.79	164.10	165.24	(834) bps		(4,415) bps		121.09	165.24	(4,415) bps	
Loans-to-deposits ratio (average balances)	122.75	138.48	147.03	167.18	165.80	(1,573) bps		(4,305) bps		142.20	173.85	(3,165) bps	
Return on average total tangible assets	1.51	1.01	1.36	1.22	1.63	50 bps		(12) bps		1.27	1.56	(29) bps	

[1] Includes loans held for sale.

12

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(in millions)

OTHER[1]	QUARTERLY TRENDS									FULL YEAR			
						4Q20 Change						2020 Change	
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20		4Q19		2020	2019	2019	
						$	%	$	%			$	%
Net interest income	($168)	($129)	($73)	$2	($16)	($39)	(30%)	($152)	NM	($368)	($34)	($334)	NM
Noninterest income	21	15	18	15	23	6	40	(2)	(9)	69	114	(45)	(39)
Total revenue	(147)	(114)	(55)	17	7	(33)	(29)	(154)	NM	(299)	80	(379)	NM
Noninterest expense	47	36	31	53	49	11	31	(2)	(4)	167	138	29	21
Loss before provision for credit losses	(194)	(150)	(86)	(36)	(42)	(44)	(29)	(152)	NM	(466)	(58)	(408)	NM
Provision for credit losses	(56)	212	314	460	(11)	(268)	NM	(45)	NM	930	(29)	959	NM
Loss before income tax benefit	(138)	(362)	(400)	(496)	(31)	224	62	(107)	NM	(1,396)	(29)	(1,367)	NM
Income tax benefit	(51)	(116)	(112)	(115)	(41)	65	56	(10)	(24)	(394)	(75)	(319)	NM
Net (loss) income	($87)	($246)	($288)	($381)	$10	$159	65%	($97)	NM	($1,002)	$46	($1,048)	NM
AVERAGE BALANCES													
Total assets	$48,457	$43,181	$42,879	$39,757	$40,170	$5,276	12%	$8,287	21%	$43,581	$39,989	$3,592	9%
Total loans and leases[2]	1,699	1,753	1,759	1,846	1,951	(54)	(3)	(252)	(13)	1,764	2,089	(325)	(16)
Deposits	5,340	5,762	8,199	7,857	7,460	(422)	(7)	(2,120)	(28)	6,782	7,381	(599)	(8)
Interest-earning assets	37,252	32,074	31,712	28,537	28,798	5,178	16	8,454	29	32,406	28,699	3,707	13

[1]Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]Includes loans held for sale.

13

CREDIT-RELATED INFORMATION
(in millions, except ratio data)

	AS OF					DECEMBER 31, 2020 CHANGE			
	Dec 31, 2020	Sept 30, 2020	June 30, 2020	Mar 31, 2020	Dec 31, 2019	Sept 30, 2020		December 31, 2019	
						$/bps	%	$/bps	%
NONACCRUAL LOANS AND LEASES[1]									
Commercial and industrial	$280	$435	$366	$305	$240	($155)	(36%)	$40	17%
Commercial real estate	176	323	61	8	2	(147)	(46)	174	NM
Leases	2	2	79	1	3	—	—	(1)	(33)
Total commercial	458	760	506	314	245	(302)	(40)	213	87
Residential mortgages[2]	167	131	112	101	93	36	27	74	80
Home equity	276	265	254	242	246	11	4	30	12
Automobile	72	80	67	69	67	(8)	(10)	5	7
Education	18	16	18	21	18	2	13	—	—
Other retail	28	25	33	33	34	3	12	(6)	(18)
Total retail	561	517	484	466	458	44	9	103	22
Nonaccrual loans and leases	1,019	1,277	990	780	703	(258)	(20)	316	45
Repossessed assets	19	27	33	44	45	(8)	(30)	(26)	(58)
Nonaccrual loans and leases and repossessed assets	$1,038	$1,304	$1,023	$824	$748	($266)	(20%)	$290	39%
NONACCRUAL LOANS AND LEASES BY PRODUCT[3]									
Commercial	$458	$760	$506	$314	$245	($302)	(40%)	$213	87%
Retail	580	544	517	510	503	36	7	77	15
Total nonaccrual loans and leases	$1,038	$1,304	$1,023	$824	$748	($266)	(20%)	$290	39%
ASSET QUALITY RATIOS									
Allowance for loan and lease losses to loans and leases	1.98%	2.05%	1.95%	1.70%	1.05%	(7) bps		93 bps	
Allowance for credit losses to loans and leases	2.17	2.21	2.01	1.73	1.09	(4)		108	
Allowance for loan and lease losses to nonaccrual and leases	239.72	199.04	247.40	278.51	177.99	NM		NM	
Allowance for credit losses to nonaccrual loans and leases	262.02	214.22	255.39	283.48	184.31	NM		NM	
Nonaccrual loans and leases to loans and leases	0.83	1.03	0.79	0.61	0.59	(20)		24	

[1]Beginning in the first quarter of 2020 and upon the adoption of ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, nonperforming loans and leases are now referred to as nonaccrual loans and leases and other nonperforming assets are referred to as repossessed assets.

[2]Beginning in the fourth quarter of 2019, nonaccrual balances exclude both fully and partially guaranteed residential mortgage loans sold to Ginnie Mae for which the Company has the right, but not the obligation, to repurchase. Prior periods have been adjusted to exclude partially guaranteed amounts to conform with the current period presentation.

[3]Nonaccrual loans and leases by product includes repossessed assets.

14

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	AS OF					DECEMBER 31, 2020 CHANGE			
						Sept 30, 2020		December 31, 2019	
	Dec 31, 2020	Sept 30, 2020	June 30, 2020	Mar 31, 2020	Dec 31, 2019	$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING									
Commercial and industrial	$20	$3	$33	$—	$2	$17	NM	$18	NM
Commercial real estate	—	—	—	—	—	—	—	—	—
Leases	1	—	—	—	—	1	100	1	100
Total commercial	21	3	33	—	2	18	NM	19	NM
Residential mortgages	30	17	13	14	13	13	76	17	131
Home equity	—	—	—	—	—	—	—	—	—
Automobile	—	—	—	—	—	—	—	—	—
Education	2	2	2	2	2	—	—	—	—
Other retail	9	6	7	11	8	3	50	1	13
Total retail	41	25	22	27	23	16	64	18	78
Total loans and leases	$62	$28	$55	$27	$25	$34	121%	$37	148%

15

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FULL YEAR			
						4Q20 Change						2020 Change	
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20		4Q19		2020	2019	2019	
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS													
GROSS CHARGE-OFFS													
Commercial and industrial	$51	$81	$68	$47	$24	($30)	(37%)	$27	113	$247	$87	$160	184%
Commercial real estate	70	42	—	—	9	28	67	61	NM	112	39	73	187
Leases	24	48	6	—	1	(24)	(50)	23	NM	78	14	64	NM
Total commercial	145	171	74	47	34	(26)	(15)	111	NM	437	140	297	212
Residential mortgages	2	2	2	1	2	—	—	—	—	7	8	(1)	(13)
Home equity	5	6	6	8	10	(1)	(17)	(5)	(50)	25	39	(14)	(36)
Automobile	22	22	31	39	38	—	—	(16)	(42)	114	143	(29)	(20)
Education	10	9	14	18	20	1	11	(10)	(50)	51	72	(21)	(29)
Other retail	48	47	53	61	58	1	2	(10)	(17)	209	213	(4)	(2)
Total retail	87	86	106	127	128	1	1	(41)	(32)	406	475	(69)	(15)
Total gross charge-offs	$232	$257	$180	$174	$162	($25)	(10%)	$70	43%	$843	$615	$228	37%
GROSS RECOVERIES													
Commercial and industrial	$4	$1	$3	$3	$7	$3	NM	($3)	(43%)	$11	$24	($13)	(54%)
Commercial real estate	1	—	—	—	—	1	100	1	100	1	—	1	100
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—
Total commercial	5	1	3	3	7	4	NM	(2)	(29)	12	24	(12)	(50)
Residential mortgages	2	2	1	1	1	—	—	1	100	6	9	(3)	(33)
Home equity	11	8	8	11	10	3	38	1	10	38	49	(11)	(22)
Automobile	13	15	11	12	11	(2)	(13)	2	18	51	57	(6)	(11)
Education	4	4	4	4	4	—	—	—	—	16	16	—	—
Other retail	7	8	6	6	7	(1)	(13)	—	—	27	30	(3)	(10)
Total retail	37	37	30	34	33	—	—	4	12	138	161	(23)	(14)
Total gross recoveries	$42	$38	$33	$37	$40	$4	11%	$2	5%	$150	$185	($35)	(19%)
NET CHARGE-OFFS (RECOVERIES)													
Commercial and industrial	$47	$80	$65	$44	$17	($33)	(41%)	$30	176	$236	$63	$173	NM
Commercial real estate	69	42	—	—	9	27	64	60	NM	111	39	72	185
Leases	24	48	6	—	1	(24)	(50)	23	NM	78	14	64	NM
Total commercial	140	170	71	44	27	(30)	(18)	113	NM	425	116	309	NM
Residential mortgages	—	—	1	—	1	—	—	(1)	(100)	1	(1)	2	NM
Home equity	(6)	(2)	(2)	(3)	—	(4)	(200)	(6)	(100)	(13)	(10)	(3)	(30)
Automobile	9	7	20	27	27	2	29	(18)	(67)	63	86	(23)	(27)
Education	6	5	10	14	16	1	20	(10)	(63)	35	56	(21)	(38)
Other retail	41	39	47	55	51	2	5	(10)	(20)	182	183	(1)	(1)
Total retail	50	49	76	93	95	1	2	(45)	(47)	268	314	(46)	(15)
Total net charge-offs	$190	$219	$147	$137	$122	($29)	(13%)	$68	56%	$693	$430	$263	61%

16

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except rates)

	QUARTERLY TRENDS									FULL YEAR			
						4Q20 Change						2020 Change	
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20		4Q19		2020	2019	2019	
						$/bps	%	$/bps	%			$/bps	%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES													
Commercial and industrial	0.41%	0.68%	0.52%	0.41%	0.16%	(27) bps		25 bps		0.51%	0.15%	36 bps	
Commercial real estate	1.88	1.13	—	—	0.26	75 bps		162 bps		0.77	0.29	48 bps	
Leases	4.44	7.99	1.03	0.07	0.19	(355) bps		425 bps		3.32	0.53	279 bps	
Total commercial	0.91	1.06	0.42	0.30	0.19	(15) bps		72 bps		0.67	0.20	47 bps	
Residential mortgages	—	—	0.02	0.01	0.02	— bps		(2) bps		0.01	—	1 bps	
Home equity	(0.19)	(0.10)	(0.05)	(0.10)	0.02	(9) bps		(21) bps		(0.11)	(0.07)	(4) bps	
Automobile	0.29	0.24	0.68	0.88	0.85	5 bps		(56) bps		0.52	0.71	(19) bps	
Education	0.18	0.21	0.34	0.55	0.65	(3) bps		(47) bps		0.31	0.59	(28) bps	
Other retail	2.62	2.46	2.93	3.21	3.09	16 bps		(47) bps		2.82	3.09	(27) bps	
Total retail	0.32	0.32	0.50	0.61	0.61	— bps		(29) bps		0.44	0.52	(8) bps	
Total loans and leases	**0.61 %**	**0.70 %**	**0.46 %**	**0.46 %**	**0.41 %**	(9) bps		20 bps		**0.56 %**	**0.36 %**	20 bps	
Memo: Average loans													
Commercial and industrial	$44,594	$46,844	$50,443	$43,152	$42,012	($2,250)	(5%)	$2,582	6%	$46,255	$41,702	$4,553	11%
Commercial real estate	14,745	14,644	14,540	13,876	13,103	101	1	1,642	13	14,452	13,160	1,292	10
Leases	2,176	2,373	2,426	2,482	2,546	(197)	(8)	(370)	(15)	2,365	2,694	(329)	(12)
Total commercial	61,515	63,861	67,409	59,510	57,661	(2,346)	(4)	3,854	7	63,072	57,556	5,516	10
Residential mortgages	19,543	19,427	18,872	18,866	19,495	116	1	48	—	19,178	19,308	(130)	(1)
Home equity	12,239	12,416	12,736	13,042	13,265	(177)	(1)	(1,026)	(8)	12,607	13,645	(1,038)	(8)
Automobile	12,066	12,019	11,998	12,173	12,099	47	—	(33)	—	12,064	12,047	17	—
Education	11,931	10,929	11,183	10,610	9,888	1,002	9	2,043	21	11,165	9,415	1,750	19
Other retail	6,167	6,260	6,557	6,854	6,497	(93)	(1)	(330)	(5)	6,458	5,929	529	9
Total retail	61,946	61,051	61,346	61,545	61,244	895	1	702	1	61,472	60,344	1,128	2
Total loans and leases	**$123,461**	**$124,912**	**$128,755**	**$121,055**	**$118,905**	($1,451)	(1%)	$4,556	4%	**$124,544**	**$117,900**	$6,644	6%

17

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FULL YEAR			
						4Q20 Change						2020 Change	
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20		4Q19		2020	2019	2019	
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES													
Allowance for loan and lease losses - beginning	$2,542	$2,448	$2,171	$1,252	$1,263	$94	4%	$1,279	101%	$1,252	$1,242	$10	1%
Cumulative effect of change in accounting principle:													
Commercial	—	—	—	(176)	—	—	—	—	—	(176)	—	(176)	(100)
Retail	—	—	—	629	—	—	—	—	—	629	—	629	100
Total cumulative effect of change in accounting principle	—	—	—	453	—	—	—	—	—	453	—	453	100
Allowance for loan and lease losses - beginning, adjusted	2,542	2,448	2,171	1,705	1,263	94	4	1,279	101	1,705	1,242	463	37
Charge-offs:													
Commercial	145	171	74	47	34	(26)	(15)	111	NM	437	140	297	212
Retail	87	86	106	127	128	1	1	(41)	(32)	406	475	(69)	(15)
Total charge-offs	232	257	180	174	162	(25)	(10)	70	43	843	615	228	37
Recoveries:													
Commercial	5	1	3	3	7	4	NM	(2)	(29)	12	24	(12)	(50)
Retail	37	37	30	34	33	—	—	4	12	138	161	(23)	(14)
Total recoveries	42	38	33	37	40	4	11	2	5	150	185	(35)	(19)
Net charge-offs	190	219	147	137	122	(29)	(13)	68	56	693	430	263	61
Provision for loan and lease losses:													
Commercial	84	224	554	298	(11)	(140)	(63)	95	NM	1,160	100	1,060	NM
Retail	7	89	(130)	305	122	(82)	(92)	(115)	(94)	271	340	(69)	(20)
Total provision for loan and lease losses	91	313	424	603	111	(222)	(71)	(20)	(18)	1,431	440	991	225
Allowance for loan and lease losses - ending	$2,443	$2,542	$2,448	$2,171	$1,252	($99)	(4%)	$1,191	95%	$2,443	$1,252	$1,191	95%
Reserve for unfunded lending commitments - beginning	$194	$79	$39	$44	$45	$115	146%	$149	NM	$44	$91	($47)	(52%)
Cumulative effect of change in accounting principle	—	—	—	(2)	—	—	—	—	—	(2)	—	(2)	—
Provision for unfunded lending commitments	33	115	40	(3)	(1)	(82)	(71)	34	NM	185	(47)	232	NM
Reserve for unfunded lending commitments - ending	$227	$194	$79	$39	$44	$33	17%	$183	NM	$227	$44	$183	NM
Total allowance for credit losses - ending	$2,670	$2,736	$2,527	$2,210	$1,296	($66)	(2%)	$1,374	106%	$2,670	$1,296	$1,374	106%
Memo: Total allowance for credit losses by product													
Commercial	$1,419	$1,441	$1,304	$790	$718	($22)	(2%)	$701	98%	$1,419	$718	$701	98%
Retail	1,251	1,295	1,223	1,420	578	(44)	(3)	673	116	1,251	578	673	116
Total allowance for credit losses	$2,670	$2,736	$2,527	$2,210	$1,296	($66)	(2%)	$1,374	106%	$2,670	$1,296	$1,374	106%

18

CAPITAL AND RATIOS (in millions, except ratio data) AS OF FULL YEAR DECEMBER 31, 2020 CHANGE 2020 Change Dec 31, Sept 30, June 30, Mar 31, Dec 31, 2020 2020 2020 2020 2019 Sept 30, 2020 December 31, 2019 2020 2019 2019 $ % $ % $ % CAPITAL RATIOS AND COMPONENTS (PRELIMINARY) CET1 capital $14,607 $14,345 $14,154 $14,007 $14,304 $262 2% $303 2% Tier 1 capital 16,572 16,310 16,119 15,577 15,874 262 2 698 4 Total capital 19,602 19,427 19,319 18,592 18,542 175 1 1,060 6 Risk-weighted assets 146,781 146,131 147,260 148,946 142,915 650 — 3,866 3 1 Adjusted average assets 175,370 171,938 174,017 161,715 158,782 3,432 2 16,588 10 CET1 capital ratio 10.0% 9.8% 9.6% 9.4% 10.0 % Tier 1 capital ratio 11.3 11.2 10.9 10.5 11.1 Total capital ratio 13.4 13.3 13.1 12.5 13.0 Tier 1 leverage ratio 9.4 9.5 9.3 9.6 10.0 TANGIBLE COMMON EQUITY (PERIOD-END) Common stockholders' equity $20,708 $20,504 $20,453 $20,380 $20,631 $204 1% $77 —% $20,708 $20,631 $77 —% Less: Goodwill 7,050 7,050 7,050 7,050 7,044 — — 6 — 7,050 7,044 6 — Less: Other intangible assets 58 60 63 66 68 (2) (3) (10) (15) 58 68 (10) (15) 2 Add: Deferred tax liabilities 379 377 376 375 374 2 1 5 1 379 374 5 1 Total tangible common equity $13,979 $13,771 $13,716 $13,639 $13,893 $208 2% $86 1% $13,979 $13,893 $86 1% TANGIBLE COMMON EQUITY (AVERAGE) Common stockholders' equity $20,547 $20,534 $20,446 $20,223 $20,400 $13 —% $147 1% $20,438 $20,325 $113 1% Less: Goodwill 7,050 7,050 7,050 7,046 7,044 — — 6 — 7,049 7,036 13 — Less: Other intangible assets 60 62 65 67 69 (2) (3) (9) (13) 64 71 (7) (10) 2 Add: Deferred tax liabilities 377 375 375 374 373 2 1 4 1 376 371 5 1 Total tangible common equity $13,814 $13,797 $13,706 $13,484 $13,660 $17 —% $154 1% $13,701 $13,589 $112 1% INTANGIBLE ASSETS (PERIOD-END) Goodwill $7,050 $7,050 $7,050 $7,050 $7,044 $— —% $6 —% $7,050 $7,044 $6 —% Other intangible assets 58 60 63 66 68 (2) (3) (10) (15) 58 68 (10) (15) Total intangible assets $7,108 $7,110 $7,113 $7,116 $7,112 ($2) —% ($4) —% $7,108 $7,112 ($4) —% 1 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP. 2 Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity. 19CAPITAL AND RATIOS (in millions, except ratio data) AS OF FULL YEAR DECEMBER 31, 2020 CHANGE 2020 Change Dec 31, Sept 30, June 30, Mar 31, Dec 31, 2020 2020 2020 2020 2019 Sept 30, 2020 December 31, 2019 2020 2019 2019 $ % $ % $ % CAPITAL RATIOS AND COMPONENTS (PRELIMINARY) CET1 capital $14,607 $14,345 $14,154 $14,007 $14,304 $262 2% $303 2% Tier 1 capital 16,572 16,310 16,119 15,577 15,874 262 2 698 4 Total capital 19,602 19,427 19,319 18,592 18,542 175 1 1,060 6 Risk-weighted assets 146,781 146,131 147,260 148,946 142,915 650 — 3,866 3 1 Adjusted average assets 175,370 171,938 174,017 161,715 158,782 3,432 2 16,588 10 CET1 capital ratio 10.0% 9.8% 9.6% 9.4% 10.0 % Tier 1 capital ratio 11.3 11.2 10.9 10.5 11.1 Total capital ratio 13.4 13.3 13.1 12.5 13.0 Tier 1 leverage ratio 9.4 9.5 9.3 9.6 10.0 TANGIBLE COMMON EQUITY (PERIOD-END) Common stockholders' equity $20,708 $20,504 $20,453 $20,380 $20,631 $204 1% $77 —% $20,708 $20,631 $77 —% Less: Goodwill 7,050 7,050 7,050 7,050 7,044 — — 6 — 7,050 7,044 6 — Less: Other intangible assets 58 60 63 66 68 (2) (3) (10) (15) 58 68 (10) (15) 2 Add: Deferred tax liabilities 379 377 376 375 374 2 1 5 1 379 374 5 1 Total tangible common equity $13,979 $13,771 $13,716 $13,639 $13,893 $208 2% $86 1% $13,979 $13,893 $86 1% TANGIBLE COMMON EQUITY (AVERAGE) Common stockholders' equity $20,547 $20,534 $20,446 $20,223 $20,400 $13 —% $147 1% $20,438 $20,325 $113 1% Less: Goodwill 7,050 7,050 7,050 7,046 7,044 — — 6 — 7,049 7,036 13 — Less: Other intangible assets 60 62 65 67 69 (2) (3) (9) (13) 64 71 (7) (10) 2 Add: Deferred tax liabilities 377 375 375 374 373 2 1 4 1 376 371 5 1 Total tangible common equity $13,814 $13,797 $13,706 $13,484 $13,660 $17 —% $154 1% $13,701 $13,589 $112 1% INTANGIBLE ASSETS (PERIOD-END) Goodwill $7,050 $7,050 $7,050 $7,050 $7,044 $— —% $6 —% $7,050 $7,044 $6 —% Other intangible assets 58 60 63 66 68 (2) (3) (10) (15) 58 68 (10) (15) Total intangible assets $7,108 $7,110 $7,113 $7,116 $7,112 ($2) —% ($4) —% $7,108 $7,112 ($4) —% 1 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP. 2 Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity. 19

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (in millions, except share, per-share and ratio data) Non-GAAP Financial Measures This document contains non-GAAP financial measures denoted as Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP. 20NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (in millions, except share, per-share and ratio data) Non-GAAP Financial Measures This document contains non-GAAP financial measures denoted as Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP. 20

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FULL YEAR			
							4Q20 Change						2020 Change	
		4Q20	3Q20	2Q20	1Q20	4Q19	3Q20		4Q19		2020	2019	2019	
							$	%	$	%			$	%
Total revenue, Underlying:														
Total revenue (GAAP)	A	$1,707	$1,791	$1,750	$1,657	$1,637	($84)	(5%)	$70	4%	$6,905	$6,491	$414	6%
Less: Notable items		—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenue, Underlying (non-GAAP)	B	$1,707	$1,791	$1,750	$1,657	$1,637	($84)	(5%)	$70	4%	$6,905	$6,491	$414	6%
Noninterest expense, Underlying:														
Noninterest expense (GAAP)	C	$1,012	$988	$979	$1,012	$986	$24	2%	$26	3%	$3,991	$3,847	$144	4%
Less: Notable items		42	31	19	33	37	11	35	5	14	125	68	57	84
Noninterest expense, Underlying (non-GAAP)	D	$970	$957	$960	$979	$949	$13	1%	$21	2%	$3,866	$3,779	$87	2%
Pre-provision profit:														
Total revenue (GAAP)	A	$1,707	$1,791	$1,750	$1,657	$1,637	($84)	(5%)	$70	4%	$6,905	$6,491	$414	6%
Less: Noninterest expense (GAAP)	C	1,012	988	979	1,012	986	24	2	26	3	3,991	3,847	144	4
Pre-provision profit (GAAP)		$695	$803	$771	$645	$651	($108)	(13%)	$44	7%	$2,914	$2,644	$270	10%
Pre-provision profit, Underlying:														
Total revenue, Underlying (non-GAAP)	B	$1,707	$1,791	$1,750	$1,657	$1,637	($84)	(5%)	$70	4%	$6,905	$6,491	$414	6%
Less: Noninterest expense, Underlying (non-GAAP)	D	970	957	960	979	949	13	1	21	2	3,866	3,779	87	2
Pre-provision profit, Underlying (non-GAAP)		$737	$834	$790	$678	$688	($97)	(12%)	$49	7%	$3,039	$2,712	$327	12%
Income before income tax expense, Underlying:														
Income before income tax expense (GAAP)	E	$571	$375	$307	$45	$541	$196	52%	$30	6%	$1,298	$2,251	($953)	(42%)
Less: Expense before income tax benefit related to notable items		(42)	(31)	(19)	(33)	(37)	(11)	(35)	(5)	(14)	(125)	(68)	(57)	(84)
Income before income tax expense, Underlying (non-GAAP)	F	$613	$406	$326	$78	$578	$207	51%	$35	6%	$1,423	$2,319	($896)	(39%)
Income tax expense, Underlying:														
Income tax expense (GAAP)	G	$115	$61	$54	$11	$91	$54	89%	$24	26%	$241	$460	($219)	(48%)
Less: Income tax benefit related to notable items		(18)	(7)	(9)	(8)	(33)	(11)	(157)	15	45	(42)	(51)	9	18
Income tax expense, Underlying (non-GAAP)	H	$133	$68	$63	$19	$124	$65	96%	$9	7%	$283	$511	($228)	(45%)
Net income, Underlying:														
Net income (GAAP)	I	$456	$314	$253	$34	$450	$142	45%	$6	1%	$1,057	$1,791	($734)	(41%)
Add: Notable items, net of income tax benefit		24	24	10	25	4	—	—	20	NM	83	17	66	NM
Net income, Underlying (non-GAAP)	J	$480	$338	$263	$59	$454	$142	42%	$26	6%	$1,140	$1,808	($668)	(37%)
Net income available to common stockholders, Underlying:														
Net income available to common stockholders (GAAP)	K	$424	$289	$225	$12	$427	$135	47%	($3)	(1%)	$950	$1,718	($768)	(45%)
Add: Notable items, net of income tax benefit		24	24	10	25	4	—	—	20	NM	83	17	66	NM
Net income available to common stockholders, Underlying (non-GAAP)	L	$448	$313	$235	$37	$431	$135	43%	$17	4%	$1,033	$1,735	($702)	(40%)

21

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FULL YEAR			
							4Q20 Change						2020 Change	
		4Q20	3Q20	2Q20	1Q20	4Q19	3Q20		4Q19		2020	2019	2019	
							$/bps	%	$/bps	%			$/bps	%
Operating leverage:														
Total revenue (GAAP)	A	$1,707	$1,791	$1,750	$1,657	$1,637	($84)	(4.65%)	$70	4.35%	$6,905	$6,491	$414	6.38%
Less: Noninterest expense (GAAP)	C	1,012	988	979	1,012	986	24	2.43	26	2.61	3,991	3,847	144	3.73
Operating leverage								(7.08%)		1.74%				2.65%
Operating leverage, Underlying:														
Total revenue, Underlying (non-GAAP)	B	$1,707	$1,791	$1,750	$1,657	$1,637	($84)	(4.65%)	$70	4.35%	$6,905	$6,491	$414	6.39%
Less: Noninterest expense, Underlying (non-GAAP)	D	970	957	960	979	949	13	1.39	21	2.21	3,866	3,779	87	2.30
Operating leverage, Underlying (non-GAAP)								(6.04%)		2.14%				4.09%
Efficiency ratio and efficiency ratio, Underlying:														
Efficiency ratio	C/A	59.28 %	55.18%	55.91%	61.10%	60.28%	410 bps		(100) bps		57.80 %	59.28 %	(148) bps	
Efficiency ratio, Underlying (non-GAAP)	D/B	56.83	53.44	54.85	59.08	58.02	339 bps		(119) bps		55.99	58.23	(224) bps	
Effective income tax rate and effective income tax rate, Underlying:														
Effective income tax rate	G/E	20.16%	16.10%	17.69%	24.13%	16.76%	406 bps		340 bps		18.54 %	20.43 %	(189) bps	
Effective income tax rate, Underlying (non-GAAP)	H/F	21.70	16.79	19.36	24.52	21.52	491 bps		18 bps		19.92	22.03	(211) bps	
Return on average common equity and return on average common equity, Underlying:														
Average common equity (GAAP)	M	$20,547	$20,534	$20,446	$20,223	$20,400	$13	—%	$147	1%	$20,438	$20,325	$113	1%
Return on average common equity	K/M	8.20 %	5.60%	4.44%	0.24%	8.30%	260 bps		(10) bps		4.65 %	8.45 %	(380) bps	
Return on average common equity, Underlying (non-GAAP)	L/M	8.66	6.05	4.63	0.74	8.36	261 bps		30 bps		5.05	8.53	(348) bps	
Return on average tangible common equity and return on average tangible common equity, Underlying:														
Average common equity (GAAP)	M	$20,547	$20,534	$20,446	$20,223	$20,400	$13	—%	$147	1%	$20,438	$20,325	$113	1%
Less: Average goodwill (GAAP)		7,050	7,050	7,050	7,046	7,044	—	—	6	—	7,049	7,036	13	—
Less: Average other intangibles (GAAP)		60	62	65	67	69	(2)	(3)	(9)	(13)	64	71	(7)	(10)
Add: Average deferred tax liabilities related to goodwill (GAAP)		377	375	375	374	373	2	1	4	1	376	371	5	1
Average tangible common equity	N	$13,814	$13,797	$13,706	$13,484	$13,660	$17	—%	$154	1%	$13,701	$13,589	$112	1%
Return on average tangible common equity	K/N	12.20 %	8.33%	6.62%	0.36%	12.39%	387 bps		(19) bps		6.93 %	12.64 %	(571) bps	
Return on average tangible common equity, Underlying (non-GAAP)	L/N	12.89	9.00	6.90	1.10	12.49	389 bps		40 bps		7.53	12.76	(523) bps	
Return on average total assets and return on average total assets, Underlying:														
Average total assets (GAAP)	O	$181,061	$177,675	$179,793	$167,177	$164,646	$3,386	2%	$16,415	10%	$176,442	$162,176	$14,266	9%
Return on average total assets	I/O	1.00 %	0.70%	0.57%	0.08%	1.08%	30 bps		(8) bps		0.60 %	1.10 %	(50) bps	
Return on average total assets, Underlying (non-GAAP)	J/O	1.05	0.76	0.59	0.14	1.09	29 bps		(4) bps		0.65	1.11	(46) bps	

22

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FULL YEAR			
							4Q20 Change						2020 Change	
							3Q20		4Q19				2019	
		4Q20	3Q20	2Q20	1Q20	4Q19	$/bps	%	$/bps	%	2020	2019	$/bps	%
Return on average total tangible assets and return on average total tangible assets, Underlying:														
Average total assets (GAAP)	P	$181,061	$177,675	$179,793	$167,177	$164,646	$3,386	2%	$16,415	10%	$176,442	$162,176	$14,266	9%
Less: Average goodwill (GAAP)		7,050	7,050	7,050	7,046	7,044	—	—	6	—	7,049	7,036	13	—
Less: Average other intangibles (GAAP)		60	62	65	67	69	(2)	(3)	(9)	(13)	64	71	(7)	(10)
Add: Average deferred tax liabilities related to goodwill (GAAP)		377	375	375	374	373	2	1	4	1	376	371	5	1
Average tangible assets	Q	$174,328	$170,938	$173,053	$160,438	$157,906	$3,390	2%	$16,422	10%	$169,705	$155,440	$14,265	9%
Return on average total tangible assets	I/Q	1.04 %	0.73%	0.59%	0.09%	1.13%	31 bps		(9) bps		0.62 %	1.15 %	(53) bps	
Return on average total tangible assets, Underlying (non-GAAP)	J/Q	1.10	0.79	0.61	0.15	1.14	31 bps		(4) bps		0.67	1.16	(49) bps	
Tangible book value per common share:														
Common shares - at period-end (GAAP)	R	427,209,831	427,073,084	426,824,594	426,586,533	433,121,083	136,747	—%	(5,911,252)	(1%)	427,209,831	433,121,083	(5,911,252)	(1%)
Common stockholders' equity (GAAP)		$20,708	$20,504	$20,453	$20,380	$20,631	$204	1	$77	—	$20,708	$20,631	$77	—
Less: Goodwill (GAAP)		7,050	7,050	7,050	7,050	7,044	—	—	6	—	7,050	7,044	6	—
Less: Other intangible assets (GAAP)		58	60	63	66	68	(2)	(3)	(10)	(15)	58	68	(10)	(15)
Add: Deferred tax liabilities related to goodwill (GAAP)		379	377	376	375	374	2	1	5	1	379	374	5	1
Tangible common equity	S	$13,979	$13,771	$13,716	$13,639	$13,893	$208	2%	$86	1%	$13,979	$13,893	$86	1%
Tangible book value per common share	S/R	$32.72	$32.24	$32.13	$31.97	$32.08	$0.48	1%	$0.64	2%	$32.72	$32.08	$0.64	2%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:														
Average common shares outstanding - basic (GAAP)	T	427,074,822	426,846,096	426,613,053	427,718,421	434,684,606	228,726	—%	(7,609,784)	(2%)	427,062,537	449,731,453	(22,668,916)	(5%)
Average common shares outstanding - diluted (GAAP)	U	428,881,252	427,992,349	427,566,920	429,388,855	436,500,829	888,903	—	(7,619,577)	(2)	428,157,780	451,213,701	(23,055,921)	(5)
Net income per average common share - basic (GAAP)	K/T	$0.99	$0.68	$0.53	$0.03	$0.98	$0.31	46	$0.01	1	$2.22	$3.82	($1.60)	(42)
Net income per average common share - diluted (GAAP)	K/U	0.99	0.68	0.53	0.03	0.98	0.31	46	0.01	1	2.22	3.81	(1.59)	(42)
Net income per average common share - basic, Underlying (non-GAAP)	L/T	1.05	0.73	0.55	0.09	0.99	0.32	44	0.06	6	2.42	3.86	(1.44)	(37)
Net income per average common share - diluted, Underlying (non-GAAP)	L/U	1.04	0.73	0.55	0.09	0.99	0.31	42	0.05	5	2.41	3.84	(1.43)	(37)
Dividend payout ratio and dividend payout ratio, Underlying:														
Cash dividends declared and paid per common share	V	$0.39	$0.39	$0.39	$0.39	$0.36	$—	—%	$0.03	8%	$1.56	$1.36	$0.20	15%
Dividend payout ratio	V/(K/T)	39 %	58 %	74 %	1,398 %	37 %	(1,829) bps		265 bps		70 %	36 %	3,453 bps	
Dividend payout ratio, Underlying (non-GAAP)	V/(L/T)	37	53	71	451	36	(1,608) bps		82 bps		65	35	2,930 bps	

23

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FULL YEAR			
						4Q20 Change						2020 Change	
	4Q20	3Q20	2Q20	1Q20	4Q19	3Q20		4Q19		2020	2019	2019	
						$	%	$	%			$/bps	%
Salaries and employee benefits, Underlying:													
Salaries and employee benefits (GAAP)	$537	$524	$513	$549	$502	$13	2%	$35	7%	$2,123	$2,026	$97	5%
Less: Notable items	18	13	4	10	6	5	38	12	200	45	14	31	221
Salaries and employee benefits, Underlying (non-GAAP)	$519	$511	$509	$539	$496	$8	2%	$23	5%	$2,078	$2,012	$66	3%
Equipment and software expense, Underlying:													
Equipment and software expense (GAAP)	$141	$149	$142	$133	$133	($8)	(5%)	$8	6%	$565	$514	$51	10%
Less: Notable items	1	1	—	1	3	—	—	(2)	(67)	3	3	—	—
Equipment and software expense, Underlying (non-GAAP)	$140	$148	$142	$132	$130	($8)	(5%)	$10	8%	$562	$511	$51	10%
Outside services, Underlying:													
Outside services (GAAP)	$148	$139	$131	$135	$142	$9	6%	$6	4%	$553	$498	$55	11%
Less: Notable items	17	16	12	18	20	1	6	(3)	(15)	63	43	20	47
Outside services, Underlying (non-GAAP)	$131	$123	$119	$117	$122	$8	7%	$9	7%	$490	$455	$35	8%
Occupancy, Underlying:													
Occupancy (GAAP)	$84	$81	$82	$84	$88	$3	4%	($4)	(5%)	$331	$333	($2)	(1%)
Less: Notable items	6	1	3	4	8	5	NM	(2)	(25)	14	8	6	75
Occupancy, Underlying (non-GAAP)	$78	$80	$79	$80	$80	($2)	(3%)	($2)	(3%)	$317	$325	($8)	(2%)

24

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(in millions, except ratio data)

		FOURTH QUARTER 2020				THIRD QUARTER 2020				SECOND QUARTER 2020			
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:													
Net income (loss)	A	$322	$221	($87)	$456	$407	$153	($246)	$314	$320	$221	($288)	$253
Less: Preferred stock dividends		—	—	32	32	—	—	25	25	—	—	28	28
Net income (loss) available to common stockholders	B	$322	$221	($119)	$424	$407	$153	($271)	$289	$320	$221	($316)	$225
Return on average total tangible assets:													
Average total assets (GAAP)		$74,392	$58,212	$48,457	$181,061	$73,605	$60,889	$43,181	$177,675	$71,634	$65,280	$42,879	$179,793
Less: Average goodwill (GAAP)		122	52	6,876	7,050	122	52	6,876	7,050	122	52	6,876	7,050
Average other intangibles (GAAP)		39	5	16	60	40	5	17	62	41	6	18	65
Add: Average deferred tax liabilities related to goodwill (GAAP)		3	1	373	377	2	1	372	375	2	1	372	375
Average tangible assets	C	$74,234	$58,156	$41,938	$174,328	$73,445	$60,833	$36,660	$170,938	$71,473	$65,223	$36,357	$173,053
Return on average total tangible assets	A/C	1.72 %	1.51 %	NM	1.04 %	2.21 %	1.01 %	NM	0.73 %	1.80 %	1.36 %	NM	0.59 %
Efficiency ratio:													
Noninterest expense (GAAP)	D	$749	$216	$47	$1,012	$742	$210	$36	$988	$735	$213	$31	$979
Net interest income (GAAP)		859	438	(168)	1,129	845	421	(129)	1,137	814	419	(73)	1,160
Noninterest income (GAAP)		375	182	21	578	495	144	15	654	428	144	18	590
Total revenue (GAAP)	E	$1,234	$620	($147)	$1,707	$1,340	$565	($114)	$1,791	$1,242	$563	($55)	$1,750
Efficiency ratio	D/E	60.75 %	34.94 %	NM	59.28 %	55.35 %	37.03 %	NM	55.18 %	59.19 %	37.93 %	NM	55.91 %

		FIRST QUARTER 2020				FOURTH QUARTER 2019			
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:									
Net income (loss)	A	$236	$179	($381)	$34	$209	$231	$10	$450
Less: Preferred stock dividends		—	—	22	22	—	—	23	23
Net income (loss) available to common stockholders	B	$236	$179	($403)	$12	$209	$231	($13)	$427
Return on average total tangible assets:									
Average total assets (GAAP)		$68,415	$59,005	$39,757	$167,177	$68,069	$56,407	$40,170	$164,646
Less: Average goodwill (GAAP)		122	48	6,876	7,046	122	46	6,876	7,044
Average other intangibles (GAAP)		43	6	18	67	63	6	—	69
Add: Average deferred tax liabilities related to goodwill (GAAP)		1	1	372	374	1	1	371	373
Average tangible assets	C	$68,251	$58,952	$33,235	$160,438	$67,885	$56,356	$33,665	$157,906
Return on average total tangible assets	A/C	1.39 %	1.22 %	NM	0.09 %	1.22 %	1.63 %	NM	1.13 %
Efficiency ratio:									
Noninterest expense (GAAP)	D	$738	$221	$53	$1,012	$718	$219	$49	$986
Net interest income (GAAP)		793	365	2	1,160	796	363	(16)	1,143
Noninterest income (GAAP)		357	125	15	497	296	175	23	494
Total revenue (GAAP)	E	$1,150	$490	$17	$1,657	$1,092	$538	$7	$1,637
Efficiency ratio	D/E	64.16 %	45.06 %	NM	61.10 %	65.74 %	40.60 %	NM	60.28 %

25

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)
(in millions, except ratio data)

		FULL YEAR							
		2020				2019			
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:									
Net income (loss)	A	$1,285	$774	($1,002)	$1,057	$875	$870	$46	$1,791
Less: Preferred stock dividends		—	—	107	107	—	—	73	73
Net income (loss) available to common stockholders	B	$1,285	$774	($1,109)	$950	$875	$870	($27)	$1,718
Return on average total tangible assets:									
Average total assets (GAAP)		$72,022	$60,839	$43,581	$176,442	$66,240	$55,947	$39,989	$162,176
Less: Average goodwill (GAAP)		122	51	6,876	7,049	120	40	6,876	7,036
Average other intangibles (GAAP)		41	6	17	64	65	6	—	71
Add: Average deferred tax liabilities related to goodwill (GAAP)		2	1	373	376	—	—	371	371
Average tangible assets	C	$71,861	$60,783	$37,061	$169,705	$66,055	$55,901	$33,484	$155,440
Return on average total tangible assets	A/C	1.79 %	1.27 %	NM	0.62 %	1.32 %	1.56 %	NM	1.15 %
Efficiency ratio:									
Noninterest expense (GAAP)	D	$2,964	$860	$167	$3,991	$2,851	$858	$138	$3,847
Net interest income (GAAP)		3,311	1,643	(368)	4,586	3,182	1,466	(34)	4,614
Noninterest income (GAAP)		1,655	595	69	2,319	1,156	607	114	1,877
Total revenue (GAAP)	E	$4,966	$2,238	($299)	$6,905	$4,338	$2,073	$80	$6,491
Efficiency ratio	D/E	59.69 %	38.43 %	NM	57.80 %	65.72 %	41.38 %	NM	59.28 %

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